THE ARGENTINE ECONOMIC CONTEXT	12 Months Ended
Dec. 31, 2022
Economic Context [Abstract]
THE ARGENTINE ECONOMIC CONTEXT	THE ARGENTINE ECONOMIC CONTEXT
On November 14, 2021, the mid-term general legislative elections took place, and the outcome was contrary to the governing party, with a nationwide differential of almost nine points with respect to the main opposition alliance, and a loss of almost fifteen points as compared to the votes obtained in the 2019 presidential elections. After the electoral result became known, President Alberto Fernández anticipated the sending and treatment at the National Congress of a bill articulating the multi-year economic program, including the agreement with the International Monetary Fund ("IMF").
During the first quarter of 2022, Argentina and the IMF reached an agreement where fiscal and monetary targets were set, and existing debt maturities were refinanced. In the second semester, after the resignation of Economy Minister Martín Guzmán, the main macroeconomic imbalances were contained, especially the fiscal imbalance. With the new Economy Minister Sergio Massa in office, the fiscal deficit slowed down and the target set with the IMF for 2022 were met with some margin. In addition, the Central Bank of the Argentine Republic (“BCRA”) stopped direct monetary assistance to the treasury (via temporary advances), although since October 2022 it has intervened steadily in the secondary market of government securities.

Argentine economic activity has performed better than expected in 2022 and is expected to reach about 0.2 annual growth in 2023 according with the IMF.

Although the BCRA reserves increased at the end of 2022 thanks to the strong contribution of the "soybean dollar" for more than USD 7,000 million, they continue to be restricted by the commercial commitments and debt payments that the country has to meet. In addition, in 2023 the Argentine economy is expected to be highly impacted by the prolonged drought that affects the agricultural sector and entails significant losses that will affect both the level of exports and tax revenues, along with a federal budget deficit that may be difficult to curb in an election year.

The national consumer price index published by INDEC accumulated 94.80% in 2022 (as compared to 50.94% in 2021), while the depreciation of the Argentine peso against the US dollar was 72.5%.

There is a challenging curve of public debt due dates in pesos during 2023 that the government will have to face, considering the difficulties to obtain long-term financing, and the drought that is reducing the yields of the wheat, corn, soybean and other crops, and agribusiness in general.